SL GREEN
REALTY CORP.

FIRST QUARTER 2026 SUPPLEMENTAL DATA

March 31, 2026

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, debt investing, financing, development, redevelopment, construction and leasing.
As of March 31, 2026, the Company held interests in 55 buildings totaling 30.8 million square feet, which included ownership interests in 29.4 million square feet and 1.4 million square feet securing debt and preferred equity investments, excluding fund investments, and managed 3 buildings totaling 0.8 million square feet owned by third parties.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, occupancy, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2026 that will be included on Form 10-Q to be filed on or before May 11, 2026.

Supplemental Information	2	First Quarter 2026

TABLE OF CONTENTS

Definitions	4

Highlights	6

Key Financial Data	8	-	10

Office Leasing Statistics	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	25

Derivative Summary Schedule	26

Lease Liability Schedule	27

Debt and Preferred Equity Investments	28

Selected Property Data
Property Portfolio	29	-	33
Largest Tenants	34
Tenant Diversification	35
Leasing Activity	36	-	37
Lease Expirations	38	-	40

Summary of Real Estate Acquisition/Disposition Activity	41	-	46

Non-GAAP Disclosures and Reconciliations	47

Analyst Coverage	50

Executive Management	51

Supplemental Information	3	First Quarter 2026

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
CMBS Investments - Investments in commercial mortgage-backed securities.
Commenced Occupancy - Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
Consolidated securitization vehicle - CMBS securitization trusts for which the terms of our investment and special servicing assignment give us the ability to direct the activities that could significantly impact the trust's economic performance
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
Economic Occupancy - Calculated based on the square footage on which revenue is being recognized for GAAP purposes as of the reporting date, which may differ from the square footage on which cash rent is being collected.

First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition of a property.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge. The calculation of fixed charge coverage for purposes of our credit facility covenants is governed by the terms of the credit facility.

Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second generation tenant improvement and leasing costs, and recurring capital expenditures.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of Nareit in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Leased Occupancy - Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Rentable Square Footage - The total space designated as rentable under the in-place lease agreements and vacant rentable space available to be leased.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	First Quarter 2026

DEFINITIONS

Same-Store Properties (Same-Store) - Properties in service and operating during both the current and prior year reporting periods that are located in Manhattan. Same-Store excludes development and redevelopment properties that are not stabilized for both the current and prior year and excludes properties sold. Changes to Same-Store properties in 2026 are as follows:

Added to Same-Store in 2026:	Removed from Same-Store in 2026:
500 Park Avenue	None
One Madison Avenue

Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and/or economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either wholly owned by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	First Quarter 2026

FIRST QUARTER 2026 HIGHLIGHTS Unaudited

NEW YORK, April 15, 2026 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended March 31, 2026 of $84.4 million, or $1.20 per share, as compared to a net loss of $21.1 million, or $0.30 per share, for the same period in 2025.
The Company reported FFO for the quarter ended March 31, 2026 of $64.6 million or $0.84 per share, net of the write-off of $4.8 million, or $0.06 per share, of unamortized deferred financing costs and inclusive of $2.0 million, or $0.03 per share, of positive non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $106.5 million, or $1.40 per share, for the same period in 2025, which included $25.0 million, or $0.33 per share, of income related to the resolution of a commercial mortgage investment.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Manhattan same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, increased by 2.6% for the first quarter of 2026, excluding lease termination income, as compared to the same period in 2025.
During the first quarter of 2026, the Company signed 51 office leases in its Manhattan office portfolio totaling 929,264 square feet. The average rent on the Manhattan office leases signed in the first quarter of 2026 was $105.12 per rentable square foot, the highest average starting rent for leases signed in any one quarter in the Company’s history, with an average lease term of 9.8 years and average tenant concessions of 10.9 months of free rent with a tenant improvement allowance of $107.76 per rentable square foot. Thirty-four leases comprising 666,790 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $114.75 per rentable square foot, representing a 16.1% increase over the previous fully escalated rents on the same office spaces.

Occupancy in the Company's Manhattan same-store office portfolio increased to 94.4% as of March 31, 2026, inclusive of leases signed but not yet commenced, as compared to 93.0% at the end of the previous quarter. The Company expects to increase Manhattan same-store office occupancy, inclusive of leases signed but not yet commenced, to 95.0% by December 31, 2026.
Significant leasing activity in the first quarter includes:
•New lease with Clay Labs, Inc. for 163,095 square feet at 11 Madison Avenue;
•New lease with a large global investment firm for 150,036 square feet at 245 Park Avenue;
•New expansion lease with Harvey AI Corporation for 92,663 square feet at One Madison Avenue;
•New expansion lease with TD Securities for 51,081 square feet at 125 Park Avenue;
•New lease with Robinson & Cole for 48,451 square feet at 100 Park Avenue;
•New lease with One Main General Services Corp for 38,037 square feet at 1185 Avenue of the Americas;
•New expansion lease with McDermott, Will & Schulte for 29,734 square feet at One Vanderbilt Avenue.
Investment Activity
In March, the Company entered into a contract to sell the residential and retail components of 7 Dey Street for total consideration of $222.6 million. The transaction is expected to close in the second quarter of 2026, subject to customary closing conditions. The Company will retain ownership of the 26,000 square foot office condominium.
In February, together with our joint venture partner, the Company closed on the sale of 690 Madison Avenue for $54.5 million. The transaction generated cash proceeds to the Company of $48.5 million.

Supplemental Information	6	First Quarter 2026

FIRST QUARTER 2026 HIGHLIGHTS Unaudited

Financing Activity
In March, together with our joint venture partners, the Company completed a $1.65 billion, five-year, fixed-rate refinancing of One Madison Avenue. The single asset, single borrower (SASB) CMBS execution was priced at a spread of 181 basis points above the US treasury index, resulting in an interest rate of 5.81%. The new financing replaced the property’s previous $1.25 billion construction facility, which had an outstanding balance of $1.171 billion.
In March, the Company refinanced, extended and reduced the overall cost of $2.0 billion of the Company's $2.4 billion corporate credit facility.
•The existing revolving line of credit component of the facility was maintained at $1.25 billion, the maturity was extended to June 2031, inclusive of as-of-right extension options, and the borrowing cost was reduced by 25 basis points to 125 basis over SOFR based on the Company's current credit rating.
•The existing $1.05 billion term loan component of the facility was bifurcated, resulting in a new $750 million term loan with a maturity date of June 2031 and a borrowing cost that was reduced by 25 basis points to 145 basis points over SOFR, based on the Company’s current credit rating. The remaining $300 million of the term loan with a maturity date of May 2027 will continue to be outstanding on its current terms.
•The existing $100 million term loan component of the facility with a maturity date of November 2026 will also remain outstanding on its current terms.
Dividends
On March 23, 2026, the Company announced that its board of directors established an annual ordinary dividend on its common stock for 2026 of $2.47 per share. The new dividend level will allow the Company to retain incremental liquidity for investment opportunities, which may include discounted debt extinguishments, share repurchases or ongoing development projects.
In the first quarter of 2026, the Company declared:
•A quarterly ordinary dividend on its outstanding common stock of $0.6175 per share, which was paid in cash on April 15, 2026;
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period
January 15, 2026 through and including April 14, 2026, which was paid in cash on April 15, 2026, and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, April 16, 2026, at 2:00 p.m. ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register-conf.media-server.com/register/BIfae87cfbadc74c2fbc45e803ee1d1e2f.

Supplemental Information	7	First Quarter 2026

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(1.20)	$(1.49)	$0.34	$(0.16)	$(0.30)
Funds from operations (FFO) available to common stockholders - diluted	$0.84	$1.13	$1.58	$1.63	$1.40

Common Share Price & Dividends
Closing price at the end of the period	$36.94	$45.87	$59.81	$61.90	$57.70
Closing high price during period	$49.39	$60.52	$65.67	$65.94	$68.38
Closing low price during period	$35.33	$41.53	$52.04	$47.90	$55.58
Annual dividend per common share	$2.47	$3.09	$3.09	$3.09	$3.09

Common Shares & Units
Common shares outstanding	71,124	71,159	71,028	71,025	71,016
Units outstanding	5,878	4,878	4,850	4,853	5,010
Total common shares and units outstanding	77,002	76,037	75,878	75,878	76,026

Weighted average common shares and units outstanding - basic	75,667	74,331	74,318	74,455	74,527
Weighted average common shares and units outstanding - diluted	77,250	76,594	76,428	76,278	76,333

Market Capitalization
Market value of common equity	$2,844,454	$3,487,817	$4,538,263	$4,696,848	$4,386,700
Liquidation value of preferred equity/units and redeemable equity	434,318	429,271	424,393	425,141	426,016
Consolidated debt	4,774,283	4,044,499	4,028,382	3,753,402	3,876,727
Consolidated market capitalization	$8,053,055	$7,961,587	$8,991,038	$8,875,391	$8,689,443
SLG share of unconsolidated JV debt	5,997,411	5,897,198	5,805,174	6,043,432	6,033,918
Market capitalization including SLG share of unconsolidated JVs	$14,050,466	$13,858,785	$14,796,212	$14,918,823	$14,723,361

Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.71x	1.81x	1.86x	1.85x	1.83x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.56x	1.65x	1.69x	1.67x	1.66x

Supplemental Information	8	First Quarter 2026

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025

Selected Balance Sheet Data
Real estate assets before depreciation	$7,612,191	$7,159,632	$7,135,236	$6,731,336	$6,678,906
Debt and preferred equity investments	118,083	168,358	171,412	315,684	318,189
Investments in unconsolidated joint ventures	2,500,573	2,624,755	2,627,443	2,701,382	2,712,582
Debt fund investments	293,243	152,958	73,402	41,356	—
Cash and cash equivalents	143,867	155,747	187,039	182,912	180,133
Investment in marketable securities	25,330	23,666	16,099	17,151	12,295

Total assets	11,758,750	11,082,607	11,144,137	11,252,329	11,410,623

Consolidated fixed rate & hedged debt	4,108,672	3,678,450	3,603,866	3,367,249	3,367,361
Consolidated variable rate debt	665,611	366,049	424,516	386,153	509,366
Total consolidated debt	4,774,283	4,044,499	4,028,382	3,753,402	3,876,727
Deferred financing costs, net of amortization	(35,673)	(13,063)	(13,632)	(13,788)	(15,275)
Total consolidated debt, net	4,738,610	4,031,436	4,014,750	3,739,614	3,861,452

Total liabilities	7,397,218	6,729,517	6,742,640	6,889,934	6,972,478

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	9,372,652	9,092,996	8,930,609	8,836,884	8,827,482
Variable rate debt, including SLG share of unconsolidated JV debt (1)	920,611	370,270	424,516	386,153	509,366
ASP debt, including SLG share of unconsolidated ASP JV debt	478,431	478,431	478,431	573,797	573,797
Total debt, including SLG share of unconsolidated JV debt	$10,771,694	$9,941,697	$9,833,556	$9,796,834	$9,910,645

(1) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	First Quarter 2026

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Selected Operating Data
Property operating revenues	$186,876	$183,313	$168,536	$165,237	$163,019
Property operating expenses	(110,313)	(109,794)	(101,406)	(94,960)	(99,385)
Property NOI	$76,563	$73,519	$67,130	$70,277	$63,634
SLG share of unconsolidated JV Property NOI	119,941	119,852	124,381	119,115	113,876
Property NOI, including SLG share of unconsolidated JV Property NOI	$196,504	$193,371	$191,511	$189,392	$177,510
SUMMIT Operator revenue	24,142	35,920	32,883	31,007	22,534
Investment income, including SLG share of unconsolidated JVs	2,770	2,994	8,319	11,398	21,032
Income (loss) from debt fund investments, net	2,478	(3,222)	1,176	600	—
Interest income from real estate loans held by consolidated securitization vehicles, net	—	—	—	32	2,009
Fee & other income, including SLG share of unconsolidated JVs	30,449	46,301	33,471	22,977	23,518
Loss (gain) on early extinguishment of debt, including SLG share of unconsolidated JVs	(4,796)	—	57,187	—	—
SUMMIT Operator expenses	(24,942)	(33,794)	(35,959)	(24,847)	(21,764)
Loan loss and other investment reserves, net of recoveries	—	—	—	46,287	25,039
Transaction costs, including SLG share of unconsolidated JVs	(284)	(341)	(13,129)	(177)	(295)
Marketing general & administrative expenses	(22,786)	(22,306)	(23,701)	(21,579)	(21,724)
Income taxes, including SLG share of unconsolidated JVs	(1,045)	2,305	137	1,296	653
EBITDAre	$202,490	$221,228	$251,895	$256,386	$228,512

Manhattan Properties
Property operating revenues	$182,083	$178,189	$164,342	$160,095	$158,037
Property operating expenses	97,548	98,034	88,987	82,287	87,410
Property NOI	$84,535	$80,155	$75,355	$77,808	$70,627

Other income - consolidated	$964	$2,610	$1,665	$2,013	$5,551

SLG share of property NOI from unconsolidated JVs	$120,056	$127,442	$124,737	$118,869	$113,627

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	17	16	16	16	16
Unconsolidated office buildings in service	10	10	10	10	9
	27	26	26	26	25

Consolidated office buildings in service - square footage	10,102,852	9,480,852	9,788,852	9,788,852	9,788,852
Unconsolidated office buildings in service - square footage	13,868,633	13,868,633	13,560,633	13,560,633	12,175,149
	23,971,485	23,349,485	23,349,485	23,349,485	21,964,001

Supplemental Information	10	First Quarter 2026

OFFICE LEASING STATISTICS Manhattan Operating Properties

	As of or for the three months ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025

Signed Leasing

Same-Store office occupancy inclusive of leases signed not yet commenced	94.4%	93.0%	91.9%	90.4%	90.8%

New leases signed	44	44	34	29	35
Renewal leases signed	7	12	18	17	10
Total office leases signed	51	56	52	46	45

Signed office square footage filling vacancy	262,474	303,978	338,686	232,475	240,974
Signed office square footage on previously occupied space (M-T-M leasing) (1)	666,790	462,805	319,256	309,246	361,131
Total office square footage signed	929,264	766,783	657,942	541,721	602,105

Average starting cash rent psf - office leases signed	$114.75	$91.74	$90.65	$95.93	$82.29
Previous escalated cash rent psf - office leases signed (2)	$98.85	$86.22	$93.13	$93.65	$84.89
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	16.1%	6.4%	(2.7)%	2.4%	(3.1)%
Average lease term	9.8	8.5	8.9	7.8	9.8
Tenant concession packages psf	$107.76	$97.54	$99.09	$78.81	$94.35
Free rent months	10.9	8.8	9.1	6.3	9.4

Commenced Leasing

Same-Store office occupancy based on commenced leases	91.1%	90.0%	90.2%	88.2%	87.6%

New leases commenced	43	29	33	34	27
Renewal leases commenced	7	12	18	16	9
Total office leases commenced	50	41	51	50	36

Commenced office square footage filling vacancy	277,335	146,707	390,460	372,611	388,305
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	262,692	244,368	384,800	334,144	283,236
Total office square footage commenced	540,027	391,075	775,260	706,755	671,541

Average starting cash rent psf - office leases commenced	$104.74	$84.32	$95.42	$79.27	$84.80
Previous escalated cash rent psf - office leases commenced (2)	$99.44	$83.28	$90.77	$88.68	$88.34
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	5.3%	1.3%	5.1%	(10.6)%	(4.0)%
Average lease term	10.2	5.7	10.5	10.1	9.1
Tenant concession packages psf	$112.51	$49.69	$108.39	$111.53	$109.37
Free rent months	11.0	4.2	9.1	11.4	9.5

(1) Calculated on space that was occupied within the previous 12 months.
(2) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	First Quarter 2026

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,848,531	$1,699,215	$1,627,895	$1,448,504	$1,450,892
Building and improvements	4,298,249	4,012,305	4,082,434	3,867,078	3,828,638
Building leasehold and improvements	1,465,411	1,448,112	1,424,907	1,415,754	1,399,376
	7,612,191	7,159,632	7,135,236	6,731,336	6,678,906
Less: accumulated depreciation	(2,321,290)	(2,306,377)	(2,266,042)	(2,220,242)	(2,174,667)
Net real estate	5,290,901	4,853,255	4,869,194	4,511,094	4,504,239

Other real estate investments:
Debt and preferred equity investments, net	118,083	168,358	171,412	315,684	318,189
Investment in unconsolidated joint ventures	2,500,573	2,624,755	2,627,443	2,701,382	2,712,582
Debt fund investments	293,243	152,958	73,402	41,356	—

Assets held for sale, net	211,222	—	—	—	—
Cash and cash equivalents	143,867	155,747	187,039	182,912	180,133
Restricted cash	194,772	180,748	170,004	159,905	156,895
Investment in marketable securities	25,330	23,666	16,099	17,151	12,295
Tenant and other receivables	56,724	45,524	136,787	44,444	48,074
Related party receivables	25,161	16,293	15,287	12,030	18,630
Deferred rents receivable	262,730	266,678	268,770	267,046	264,982
Deferred costs, net	129,428	129,019	117,054	117,964	114,317
Right-of-use assets - operating leases	909,377	864,430	869,929	875,379	860,449
Real estate loans held by consolidated securitization vehicles	1,027,164	1,023,877	1,013,273	1,431,362	1,599,291
Other assets	570,175	577,299	608,444	574,620	620,547

Total Assets	$11,758,750	$11,082,607	$11,144,137	$11,252,329	$11,410,623

Supplemental Information	12	First Quarter 2026

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Liabilities
Mortgages and other loans payable	$2,509,135	$2,154,499	$2,288,382	$2,043,402	$2,036,727
Unsecured term loans	1,150,000	1,150,000	1,150,000	1,150,000	1,150,000
Unsecured notes	—	—	100,000	100,000	100,000
Revolving credit facility	825,000	640,000	390,000	360,000	490,000
Deferred financing costs	(35,673)	(13,063)	(13,632)	(13,788)	(15,275)
Total debt, net of deferred financing costs	4,448,462	3,931,436	3,914,750	3,639,614	3,761,452
Accrued interest payable	19,791	15,221	17,803	16,066	18,473
Accounts payable and accrued expenses	118,912	134,621	140,232	130,656	123,256
Deferred revenue	168,980	147,419	164,132	158,111	166,240
Lease liability - financing leases	108,515	108,183	107,846	107,513	107,183
Lease liability - operating leases	851,142	805,192	809,665	814,088	806,669
Dividends and distributions payable	49,380	2,536	21,942	22,150	21,978
Security deposits	73,638	68,276	65,356	60,825	62,210
Liabilities related to assets held for sale	189,842	—	—	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Senior obligations of consolidated securitization vehicles	1,027,164	1,023,877	1,013,273	1,431,362	1,409,185
Other liabilities	241,392	392,756	387,641	409,549	395,832
Total Liabilities	7,397,218	6,729,517	6,742,640	6,889,934	6,972,478

Noncontrolling interests in Operating Partnership
(5,878 units outstanding at 3/31/2026)	259,415	241,371	280,873	287,151	288,702
Preferred units and redeemable equity	204,319	199,271	194,392	195,141	196,016

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 71,124
issued and outstanding at 3/31/2026	711	711	710	710	710
Additional paid–in capital	4,213,856	4,212,590	4,205,443	4,198,303	4,156,242
Accumulated other comprehensive earnings (loss)	(7,287)	(22,198)	(19,784)	(16,324)	(4,842)
Retained deficit	(892,890)	(741,880)	(634,653)	(613,117)	(537,585)
Total SL Green Realty Corp. stockholders' equity	3,536,322	3,671,155	3,773,648	3,791,504	3,836,457

Noncontrolling interests in other partnerships	361,476	241,293	152,584	88,599	116,970

Total Equity	3,897,798	3,912,448	3,926,232	3,880,103	3,953,427

Total Liabilities and Equity	$11,758,750	$11,082,607	$11,144,137	$11,252,329	$11,410,623

Supplemental Information	13	First Quarter 2026

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Revenues
Rental revenue, net	$165,995	$159,816	$144,518
Escalation and reimbursement revenues	20,881	23,497	18,501
SUMMIT Operator revenue	24,142	35,920	22,534
Investment income	2,346	2,568	16,114
Interest income from real estate loans held by consolidated securitization vehicles	14,649	14,866	15,981
Fee Income	20,006	25,827	12,275
Other income	5,061	13,973	9,923
Total Revenues	253,080	276,467	239,846

Expenses
Operating expenses (1)	61,457	61,259	56,062
Real estate taxes	41,912	42,429	37,217
Operating lease rent	6,944	6,106	6,106
SUMMIT Operator expenses	24,942	33,794	21,764
Loan loss and other investment reserves, net of recoveries	—	—	(25,039)
Transaction related costs	284	341	295
Marketing, general and administrative	22,786	22,306	21,724
Total Operating Expenses	158,325	166,235	118,129

Equity in net income (loss) from unconsolidated joint ventures (2)	(20,780)	(12,439)	2,950
Income (loss) from debt fund investments, net (3)	2,478	(3,222)	—

Operating Income	76,453	94,571	124,667

Interest expense, net of interest income	50,909	49,422	45,681
Amortization of deferred financing costs	2,802	1,901	1,687
SUMMIT Operator tax expense (benefit)	585	478	(45)
Interest expense on senior obligations of consolidated securitization vehicles	14,649	14,866	13,972
Depreciation and amortization	69,751	67,839	64,498
(Loss) Income from Continuing Operations (4)	(62,243)	(39,935)	(1,126)

Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	(814)	1,142	—
Purchase price and other fair value adjustments	4,183	(28,143)	(9,611)
Gain (loss) on sale of real estate, net	16,636	(426)	(482)
Depreciable real estate reserves	(35,160)	(23,546)	(8,546)
Depreciable real estate reserves in unconsolidated joint venture	—	(12,812)	(1,780)
Net (Loss) Income	(77,398)	(103,720)	(21,545)

Net (income) loss attributable to noncontrolling interests	(1,056)	5,062	6,362
Preferred units distributions	(2,199)	(2,172)	(2,154)
Net (Loss) Income attributable to SL Green	(80,653)	(100,830)	(17,337)

Perpetual preferred stock dividends	(3,738)	(3,737)	(3,738)
Net (Loss) Income attributable to SL Green common stockholders	$(84,391)	$(104,567)	$(21,075)

Basic (loss) earnings per share	$(1.20)	$(1.49)	$(0.30)
Diluted (loss) earnings per share	$(1.20)	$(1.49)	$(0.30)

(1) Includes property operating expenses and expenses of SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.
(2) Excludes Depreciable real estate reserves in unconsolidated joint venture.
(3) Includes interest income and realized/unrealized gains/losses from debt fund investments, net of expenses. Excludes fees recognized by us as the debt fund's manager, which are included in Other income.
(4) Before equity in net (loss) gain, purchase price and other fair value adjustments, gain (loss) on sale and depreciable real estate reserves, and gain on sale of marketable securities shown below.

Supplemental Information	14	First Quarter 2026

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Funds from Operations
Net (Loss) Income attributable to SL Green common stockholders	$(84,391)	$(104,567)	$(21,075)

Depreciation and amortization	69,751	67,839	64,498
Joint ventures depreciation and noncontrolling interests adjustments	62,596	65,677	53,361
Net income (loss) attributable to noncontrolling interests	1,056	(5,062)	(6,362)
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	814	(1,142)	—
Purchase price and other fair value adjustments	(2,224)	28,226	6,544
(Gain) Loss on sale of real estate, net	(16,636)	426	482
Depreciable real estate reserves	35,160	23,546	8,546
Depreciable real estate reserves in unconsolidated joint venture	—	12,812	1,780
Depreciation on non-rental real estate assets	(1,503)	(1,526)	(1,263)
Funds From Operations	$64,623	$86,229	$106,511

Funds From Operations - Basic per Share	$0.85	$1.16	$1.43

Funds From Operations - Diluted per Share	$0.84	$1.13	$1.40

Funds Available for Distribution
FFO	$64,623	$86,229	$106,511

Non real estate depreciation and amortization	1,503	1,526	1,263
Amortization of deferred financing costs	2,802	1,901	1,687
Non-cash deferred compensation	10,213	19,394	10,537
FAD adjustment for joint ventures	(29,468)	(21,662)	(25,873)
Straight-line rental income and other non-cash adjustments	(3,143)	(2,194)	3,207
Non-cash fair value adjustments on mark-to-market derivatives	(1,960)	(83)	3,068
Second cycle tenant improvements	(18,526)	(32,522)	(17,858)
Second cycle leasing commissions	(9,578)	(9,926)	(4,246)
Recurring capital expenditures	(5,618)	(17,971)	(4,767)
Reported Funds Available for Distribution	$10,848	$24,692	$73,529

First cycle tenant improvements	$2,160	$1,663	$64
First cycle leasing commissions	$17	$1,591	$128
Development costs	$325	$10,281	$10,638
Redevelopment costs	$9,083	$4,822	$2,710
Capitalized interest	$8,669	$8,244	$6,470

Supplemental Information	15	First Quarter 2026

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Deficit	Interests	Loss	Total

Balance at December 31, 2025	$221,932	$711	$4,212,590	$—	$(741,880)	$241,293	$(22,198)	$3,912,448

Net loss					(80,653)	7,734		(72,919)
Other comprehensive income							14,911	14,911
Perpetual preferred stock dividends					(3,738)			(3,738)
DRSPP proceeds		—	62					62
Measurement adjustment for redeemable noncontrolling interest					(22,901)			(22,901)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings		—	1,204			466		1,670
Contributions to consolidated joint venture interests						40,399		40,399
Contributions to debt fund investments						81,725		81,725
Cash distributions to noncontrolling interests						(8,320)		(8,320)
Distributions from debt fund investments						(1,821)		(1,821)
Cash distributions ($0.62 per common share, none of which represented a return of capital for federal income tax purposes)					(43,718)			(43,718)

Balance at March 31, 2026	$221,932	$711	$4,213,856	$—	$(892,890)	$361,476	$(7,287)	$3,897,798

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Contingently Issuable Shares	Diluted Shares

Share and Unit Count at December 31, 2025	71,158,530	4,877,891			76,036,421

YTD activity	(34,546)	1,000,427	—	—	965,881
Share and Unit Count at March 31, 2026	71,123,984	5,878,318	—	—	77,002,302

Weighted Average Share and Unit Count at March 31, 2026 - Basic	70,687,291	4,979,989	—	—	75,667,280

Dilution	—	—	727,403	854,993	1,582,396
Weighted Average Share and Unit Count at March 31, 2026 - Diluted	70,687,291	4,979,989	727,403	854,993	77,249,676

Supplemental Information	16	First Quarter 2026

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	March 31, 2026		December 31, 2025		September 30, 2025

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,302,573	$2,057,636	$4,302,573	$2,057,636	$4,137,556	$1,978,678
Building and improvements	13,597,440	6,408,880	13,507,121	6,373,604	13,535,671	6,423,255
Building leasehold and improvements	286,233	192,372	283,579	189,850	281,413	187,793
	18,186,246	8,658,888	18,093,273	8,621,090	17,954,640	8,589,726
Less: accumulated depreciation	(2,757,938)	(1,404,182)	(2,659,031)	(1,355,798)	(2,702,777)	(1,394,565)
Net real estate	15,428,308	7,254,706	15,434,242	7,265,292	15,251,863	7,195,161

Other real estate investments:
Debt and preferred equity investments, net	256,444	12,824	247,964	12,400	239,441	119,718

Cash and cash equivalents	274,721	111,394	295,847	124,021	246,097	94,571
Restricted cash	502,645	223,541	351,566	182,893	355,651	185,257
Tenant and other receivables	78,298	48,917	58,588	36,256	39,889	26,184
Deferred rents receivable	734,859	365,624	712,535	356,519	695,615	351,082
Deferred costs, net	415,094	200,549	402,783	193,650	394,218	191,250
Right-of-use assets - financing leases	739,301	516,884	741,693	518,403	744,203	520,033
Right-of-use assets - operating leases	80,803	42,490	82,395	43,436	83,979	44,378
Other assets	1,221,296	568,209	1,282,576	594,434	1,217,177	561,239

Total Assets	$19,731,769	$9,345,138	$19,610,189	$9,327,304	$19,268,133	$9,288,873

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $110,972 at 3/31/2026, of which $53,333 is SLG share	$12,810,512	$5,944,078	$12,378,150	$5,846,722	$12,145,070	$5,753,383
Accrued interest payable	77,149	29,667	62,978	24,356	57,281	22,642
Accounts payable and accrued expenses	273,811	156,662	283,909	157,467	246,095	131,572
Deferred revenue	841,807	380,817	852,035	383,414	879,137	398,071
Lease liability - financing leases	812,663	554,571	812,881	555,399	813,101	556,224
Lease liability - operating leases	95,145	48,681	96,107	49,233	97,060	49,779
Security deposits	47,017	20,127	48,190	20,383	45,429	19,903
Other liabilities	73,390	37,069	89,722	45,366	85,956	44,399
Equity	4,700,275	2,173,466	4,986,217	2,244,964	4,899,004	2,312,900

Total Liabilities and Equity	$19,731,769	$9,345,138	$19,610,189	$9,327,304	$19,268,133	$9,288,873

Supplemental Information	17	First Quarter 2026

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31, 2026		December 31, 2025		March 31, 2025

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$321,758	$163,062	$313,352	$159,254	$301,123	$153,205
Escalation and reimbursement revenues	68,539	35,857	66,475	34,908	62,938	33,859
Investment income	8,480	424	8,523	426	5,409	4,918
Other income	11,601	5,382	13,581	6,501	2,456	1,320
Total Revenues	410,378	204,725	401,931	201,089	371,926	193,302

Loss on early extinguishment of debt(1)	(9,497)	(4,796)	—	—	—	—

Expenses
Operating expenses	75,836	38,356	68,389	34,697	68,015	34,814
Real estate taxes	76,755	38,966	74,624	37,957	71,504	36,718
Operating lease rent	2,995	1,656	2,995	1,656	6,581	1,656
Total Operating Expenses	155,586	78,978	146,008	74,310	146,100	73,188

Operating Income	245,295	120,951	255,923	126,779	225,826	120,114

Interest expense, net of interest income	139,898	70,132	137,444	68,827	128,896	62,965
Amortization of deferred financing costs	8,491	4,456	11,365	5,882	6,019	3,191
Depreciation and amortization	132,612	67,639	126,599	64,654	121,305	63,075
Net Loss	(35,706)	(21,276)	(19,485)	(12,584)	(30,394)	(9,117)

Real estate depreciation	132,611	67,638	126,597	64,654	121,304	63,074
FFO Contribution	$96,905	$46,362	$107,112	$52,070	$90,910	$53,957

FAD Adjustments:
Non real estate depreciation and amortization	$1	$1	$2	$—	$1	$1
Amortization of deferred financing costs	8,491	4,456	11,365	5,882	6,019	3,191
Straight-line rental income and other non-cash adjustments	(39,514)	(17,310)	(39,619)	(14,675)	(45,752)	(22,926)
Second cycle tenant improvements	(19,364)	(9,741)	(9,618)	(4,933)	(6,348)	(3,226)
Second cycle leasing commissions	(9,883)	(5,601)	(6,293)	(3,173)	(5,066)	(2,606)
Recurring capital expenditures	(2,199)	(1,273)	(5,618)	(4,763)	(409)	(307)
Total FAD Adjustments	$(62,468)	$(29,468)	$(49,781)	$(21,662)	$(51,555)	$(25,873)

First cycle tenant improvements	$12,708	$6,126	$14,177	$6,896	$3,698	$1,782
First cycle leasing commissions	$11,939	$5,981	$9,596	$4,763	$811	$219
Development costs	$18,318	$4,671	$15,221	$3,985	$11,005	$3,258
Redevelopment costs	$10,820	$5,315	$29,843	$14,802	$14,619	$7,102
Capitalized interest	$15,978	$7,279	$16,079	$7,212	$19,564	$9,430

(1) Includes the write-off of unamortized deferred financing costs.

Supplemental Information	18	First Quarter 2026

SELECTED FINANCIAL DATA Net Operating Income(1) Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025

Net Operating Income (1)	$91,863	$88,299	$72,013
SLG share of NOI from unconsolidated JVs	120,096	119,635	114,596
NOI, including SLG share of unconsolidated JVs	211,959	207,934	186,609
Partners' share of NOI - consolidated JVs	(12)	(32)	(1,563)
NOI - SLG share	$211,947	$207,902	$185,046

NOI, including SLG share of unconsolidated JVs	$211,959	$207,934	$186,609
Free rent (net of amortization)	(5,772)	(7,856)	(5,629)
Straight-line revenue adjustment	(9,639)	(7,775)	(8,312)
Amortization of acquired above and below-market leases, net	(6,561)	(5,820)	(5,435)
Operating lease straight-line adjustment	605	605	528
Straight-line tenant credit loss	(188)	272	(437)
Cash NOI, including SLG share of unconsolidated JVs	190,404	187,360	167,324
Partners' share of cash NOI - consolidated JVs	(27)	(43)	(1,219)
Cash NOI - SLG share	$190,377	$187,317	$166,105

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended
	March 31, 2026
	NOI	Cash NOI

Manhattan Office	$180,771	$159,533
Development / Redevelopment	583	1,109
High Street Retail	5,362	5,032
Suburban	1,170	1,216
Residential	6,293	6,016
Total Operating and Development	194,179	172,906
Alternative Strategy Portfolio	11,582	11,058
Property Dispositions (2)	(12)	(12)
Other (3)	6,198	6,425
Total	$211,947	$190,377

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	19	First Quarter 2026

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2026	2025	%	2025	2025
Revenues
Rental revenue, net	$137,334	$137,547		$136,800	$139,001
Escalation & reimbursement revenues	18,267	17,217		19,925	17,375
Other income	(35)	4,661		1,457	715
Total Revenues	$155,566	$159,425		$158,182	$157,091

Expenses
Operating expenses	$44,010	$43,726		$43,976	$44,201
Real estate taxes	35,351	35,113		35,724	34,685
Operating lease rent	6,106	6,106		6,106	6,106
Total Operating Expenses	$85,467	$84,945		$85,806	$84,992

Operating Income	$70,099	$74,480		$72,376	$72,099

Interest expense & amortization of financing costs	$26,102	$24,109		$25,410	$25,384
Depreciation & amortization	50,810	53,783		51,673	52,683

Loss before noncontrolling interest	$(6,813)	$(3,412)		$(4,707)	$(5,968)
Real estate depreciation & amortization	50,810	53,783		51,673	52,683
FFO Contribution	$43,997	$50,371		$46,966	$46,715

Non–building revenue	(302)	(253)		(736)	(426)

Interest expense & amortization of financing costs	26,102	24,109		25,410	25,384
Non-real estate depreciation	—	—		—	—
NOI	$69,797	$74,227	(6.0)%	$71,640	$71,673

Cash Adjustments
Free rent (net of amortization)	$(4,581)	$(1,271)		$(4,513)	$(1,767)
Straight-line revenue adjustment	1,339	4,495		2,043	1,997
Amortization of acquired above and below-market leases, net	1,147	912		1,100	942
Operating lease straight-line adjustment	204	204		204	204
Straight-line tenant credit loss	(198)	(1,931)		284	(7)
Cash NOI	$67,708	$76,636	(11.6)%	$70,758	$73,042

Lease termination income	356	(4,393)		(704)	(270)
Cash NOI excluding lease termination income	$68,064	$72,243	(5.8)%	$70,054	$72,772

Operating Margins
NOI to real estate revenue, net	45.0%	46.6%		45.5%	45.7%
Cash NOI to real estate revenue, net	43.6%	48.1%		44.9%	46.6%

NOI before operating lease rent/real estate revenue, net	48.9%	50.5%		49.4%	49.6%
Cash NOI before operating lease rent/real estate revenue, net	47.4%	51.9%		48.7%	50.4%

Supplemental Information	20	First Quarter 2026

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2026	2025	%	2025	2025
Revenues
Rental revenue, net	$138,217	$129,602		$140,106	$141,800
Escalation & reimbursement revenues	34,113	30,802		33,620	30,881
Other income	4,642	85		3,371	3,788
Total Revenues	$176,972	$160,489		$177,097	$176,469

Expenses
Operating expenses	$35,834	$32,914		$34,195	$34,412
Real estate taxes	36,264	34,901		36,544	35,939
Operating lease rent	108	108		108	108
Total Operating Expenses	$72,206	$67,923		$70,847	$70,459

Operating Income	$104,766	$92,566		$106,250	$106,010

Interest expense & amortization of financing costs	$66,505	$62,241		$69,797	$65,995
Depreciation & amortization	59,141	56,508		57,663	58,720

Loss before noncontrolling interest	$(20,880)	$(26,183)		$(21,210)	$(18,705)
Real estate depreciation & amortization	59,140	56,508		57,662	58,719
FFO Contribution	$38,260	$30,325		$36,452	$40,014

Non–building revenue	(14)	(81)		(903)	(413)

Interest expense & amortization of financing costs	66,505	62,241		69,797	65,995
Non-real estate depreciation	1	—		1	1
NOI	$104,752	$92,485	13.3%	$105,347	$105,597

Cash Adjustments
Free rent (net of amortization)	$(564)	$(195)		$(1,858)	$500
Straight-line revenue adjustment	(8,938)	(9,679)		(9,001)	(10,875)
Amortization of acquired above and below-market leases, net	(6,460)	(6,040)		(6,328)	(6,268)
Operating lease straight-line adjustment	—	—		—	—
Straight-line tenant credit loss	—	(395)		—	—
Cash NOI	$88,790	$76,176	16.6%	$88,160	$88,954

Lease termination income	(4,626)	—		(2,464)	(3,189)
Cash NOI excluding lease termination income	$84,164	$76,176	10.5%	$85,696	$85,765

Operating Margins
NOI to real estate revenue, net	59.2%	57.7%		59.8%	60.0%
Cash NOI to real estate revenue, net	50.2%	47.5%		50.0%	50.5%

NOI before operating lease rent/real estate revenue, net	59.3%	57.7%		59.9%	60.0%
Cash NOI before operating lease rent/real estate revenue, net	50.2%	47.6%		50.1%	50.6%

Supplemental Information	21	First Quarter 2026

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2026	2025	%	2025	2025
Revenues
Rental revenue, net	$137,334	$137,547		$136,800	$139,001
Escalation & reimbursement revenues	18,267	17,217		19,925	17,375
Other income	(35)	4,661		1,457	715
Total Revenues	$155,566	$159,425		$158,182	$157,091

Equity in net income (loss) from unconsolidated joint ventures (1)	$(20,880)	$(26,183)		$(21,210)	$(18,705)
Expenses
Operating expenses	$44,010	$43,726		$43,976	$44,201
Real estate taxes	35,351	35,113		35,724	34,685
Operating lease rent	6,106	6,106		6,106	6,106
Total Operating Expenses	$85,467	$84,945		$85,806	$84,992

Operating Income	$49,219	$48,297		$51,166	$53,394

Interest expense & amortization of financing costs	$26,102	$24,109		$25,410	$25,384
Depreciation & amortization	50,810	53,783		51,673	52,683

Loss before noncontrolling interest	$(27,693)	$(29,595)		$(25,917)	$(24,673)
Real estate depreciation & amortization	50,810	53,783		51,673	52,683
Joint Ventures Real estate depreciation & amortization (1)	59,140	56,508		57,662	58,719
FFO Contribution	$82,257	$80,696		$83,418	$86,729

Non–building revenue	(302)	(253)		(736)	(426)
Joint Ventures Non–building revenue (1)	(14)	(81)		(903)	(413)

Interest expense & amortization of financing costs	26,102	24,109		25,410	25,384
Joint Ventures Interest expense & amortization of financing costs (1)	66,505	62,241		69,797	65,995
Non-real estate depreciation	—	—		—	—
Joint Ventures Non-real estate depreciation (1)	1	—		1	1
NOI	$174,549	$166,712	4.7%	$176,987	$177,270

Cash Adjustments
Non-cash adjustments	$(2,089)	$2,409		$(882)	$1,369
Joint Ventures non-cash adjustments (1)	(15,962)	(16,309)		(17,187)	(16,643)
Cash NOI	$156,498	$152,812	2.4%	$158,918	$161,996

Lease termination income	$356	$(4,393)		$(704)	$(270)
Joint Ventures lease termination income (1)	(4,626)	—		(2,464)	(3,189)
Cash NOI excluding lease termination income	$152,228	$148,419	2.6%	$155,750	$158,537

Operating Margins
NOI to real estate revenue, net	52.5%	52.2%		53.0%	53.3%
Cash NOI to real estate revenue, net	47.1%	47.8%		47.6%	48.7%

NOI before operating lease rent/real estate revenue, net	54.4%	54.1%		54.9%	55.1%
Cash NOI before operating lease rent/real estate revenue, net	48.9%	49.7%		49.4%	50.5%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	First Quarter 2026

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal				2026	Current	Final		Principal
	Ownership	Outstanding				Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	3/31/2026	Coupon (1)			Amortization	Date	Date (2)		Final Maturity
Secured fixed rate debt
10 East 53rd Street (swapped)	100.0	$204,438		5.37%		$—	May-26	May-28	(3)	$204,438
7 Dey Street (4)	100.0	190,148		6.35%		—	Nov-26	Nov-26		190,148
100 Church Street (swapped)	100.0	365,000		5.89%		—	Dec-26	Jun-28		365,000
Landmark Square	100.0	100,000		4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000		4.25%		—	Feb-27	Feb-27		450,000
315 W 33rd St (The Olivia) (5)	100.0	250,000		4.24%		—	Feb-27	Feb-27		250,000
500 Park Avenue (swapped)	100.0	80,000		6.57%		—	Jan-28	Jan-30		80,000
800 Third Avenue (swapped)	100.0	177,000		5.15%		—	Feb-29	Feb-31		177,000
610 Park Avenue	100.0	12,200		4.65%		—	Nov-29	Nov-29		12,200
65 East 55th Street- Park Avenue Tower	95.5	480,000		5.25%		—	Feb-31	Feb-31		480,000
420 Lexington Avenue	100.0	254,107		8.24%		—	Oct-40	Oct-40		254,107
		$2,562,893		5.47%		$—				$2,562,893
Unsecured fixed rate debt
Revolving credit facility (swapped)	100.0	$695,779		5.09%	(6)	$—	Jun-30	Jun-31	(3)	$695,779
Term Loan C (swapped)	100.0	750,000		4.33%		—	Jun-31	Jun-31		750,000
Junior subordinated deferrable interest debentures (swapped)	100.0	100,000		5.27%		—	Jul-35	Jul-35		100,000
		$1,545,779		4.74%		$—				$1,545,779

Total Fixed Rate Debt		$4,108,672		5.20%		$—				$4,108,672
Floating rate debt
Unsecured floating rate debt
Term Loan B (SOFR + 180 bps)	100.0	$100,000		5.47%			May-26	Nov-26	(3)	100,000
Debt fund subscription line (SOFR + 220 bps)	9.1	136,390	(7)	5.88%			Aug-27	Aug-28		$136,390
Revolving credit facility (SOFR + 125 bps)	100.0	129,221		4.92%			Jun-30	Jun-31	(3)	$129,221
Term Loan A (SOFR + 170 bps)	100.0	300,000		5.37%			May-27	May-27		$300,000
		$665,611		5.40%		$—				$665,611

Total Floating Rate Debt		$665,611		5.40%		$—				$665,611

Consolidated Debt		$4,774,283		5.22%
Total Debt - Consolidated		$4,774,283		5.22%		$—				$4,774,283

Debt related to assets held for sale		(190,148)
Deferred financing costs		(35,673)
Total Debt - Consolidated, net		$4,548,462		5.44%

Total Debt - Unconsolidated JV, net		$5,944,078		4.62%

Debt including SLG share of JV Debt		$10,293,263		4.90%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$478,431		4.65%
Total Debt including SLG share of JV Debt		$10,771,694		4.89%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,597,140		4.88%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 3.66%. Coupon for loans that are subject to alternative SOFR rates, SOFR floors, interest rate caps or interest rate swaps were determined using the alternative SOFR rates, SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) As-of-right extension.
(4) This property is held for sale as of March 31, 2026.
(5) The Company has a preferred equity investment in this property. The debt is consolidated for accounting purposes.
(6) Represents a blended swapped rate inclusive of multiple swaps.
(7) The Fund has access to a subscription line of credit with a maximum commitment of $200 million as of March 31, 2026, secured by investor capital commitments. The facility is used to fund acquisitions prior to capital calls and is repaid through capital contributions. The subscription line of credit is non-recourse to the Company.

Supplemental Information	23	First Quarter 2026

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2026 Principal	Current		Final		Principal Due at
	Ownership	3/31/2026			Amortization		Maturity		Maturity		Final Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
450 Park Avenue (swapped)	25.1	$290,435	$72,899	6.57%	(3)	$—	Jun-26		Jun-27		$72,899
280 Park Avenue (swapped)	50.0	1,075,000	537,500	5.84%		—	Sep-26		Sep-28		537,500
1515 Broadway	56.9	678,215	385,694	3.93%		10,363	Mar-27		Mar-28		358,544
245 Park Avenue	50.1	1,768,000	885,768	4.30%		—	Jun-27		Jun-27		885,768
220 East 42nd	51.0	496,412	253,170	6.77%		—	Dec-27		Dec-27		253,170
100 Park Avenue	50.8	382,872	194,499	5.73%		—	Jan-28		Jan-29		194,499
15 Beekman	20.0	117,000	23,400	4.83%		—	Jan-28		Jan-28		23,400
11 Madison Avenue	60.0	1,400,000	840,000	5.63%		—	Oct-30		Oct-30		840,000
One Madison Avenue	25.5	1,650,000	420,750	5.81%		—	Apr-31		Apr-31		420,750
One Vanderbilt Avenue	55.0	3,000,000	1,650,300	2.95%		—	Jul-31		Jul-31		1,650,300
		$10,857,934	$5,263,980	4.54%	(4)	$10,363					$5,236,830
Alternative strategy portfolio
650 Fifth Avenue	50.0	$65,000	$32,500	5.45%		$—	Jul-26		Jul-26		$32,500
115 Spring Street	51.0	65,550	33,431	5.50%		—	Sep-26		Sep-26		33,431
Worldwide Plaza	25.1	1,200,000	300,600	3.98%		—	Nov-27		Nov-27		300,600
		$1,330,550	$366,531	4.25%	(4)	$—					$366,531

Total Fixed Rate Debt		$12,188,484	$5,630,511	4.52%	(4)	$10,363					$5,603,361
Floating rate debt
919 Third Avenue (SOFR + 250 bps)	51.0	$500,000	$255,000	6.17%		$—	Apr-26		Apr-28		$255,000
		$500,000	$255,000	6.17%	(4)	$—					$255,000
Alternative strategy portfolio
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000	$6,900	6.67%	(5)	—	Feb-23	(6)	Feb-23	(6)	$6,900
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000	105,000	5.92%		—	Jul-26		Jul-26		105,000
		$233,000	$111,900	5.96%	(4)	$—					$111,900

Total Floating Rate Debt		$733,000	$366,900	6.10%	(4)	$—					$366,900

Unconsolidated JV Debt		$11,357,934	$5,518,980	4.62%	(4)
Alternative Strategy Portfolio Debt		$1,563,550	$478,431	4.65%	(4)
Total Debt - Unconsolidated JV		$12,921,484	$5,997,411	4.62%	(4)	$10,363					$5,970,261
	Deferred financing costs	(110,972)	(53,333)
Total Debt - Unconsolidated JV, net		$12,810,512	$5,944,078	4.62%	(4)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 3.66%. Coupon for loans that are subject to alternative SOFR rates, SOFR floors, interest rate caps or interest rate swaps were determined using the alternative SOFR rates, SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) Coupon reflects interest rate swaps executed at the corporate level for SLG’s share of the outstanding debt.
(4) Calculated based on SL Green's share of the outstanding debt.
(5) The coupon rate is based on the last available LIBOR on June 30, 2023.
(6) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.

Supplemental Information	24	First Quarter 2026

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$4,108,672		$—		$4,108,672
SLG Share of JV	5,263,980		366,531		5,630,511
Total Fixed Rate Debt	$9,372,652	91.1%	$366,531	76.6%	$9,739,183	90.4%

Floating Rate Debt
Consolidated	$665,611		$—		$665,611
SLG Share of JV	255,000		111,900		366,900
	920,611	8.9%	111,900	23.4%	1,032,511	9.6%
Debt & Preferred Equity and CMBS Investments	(78,594)	(0.8)%	—	—%	(78,594)	(0.7)%
Total Floating Rate Debt	$842,017	8.2%	$111,900	23.4%	$953,917	8.9%

Total Debt	$10,293,263		$478,431		$10,771,694

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	47.7%	Less than 60%
Consolidated Fixed Charge Coverage	2.20x	Greater than 1.50x
Maximum Secured Indebtedness	27.8%	Less than 50%
Maximum Unencumbered Leverage Ratio	44.9%	Less than 60%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	25	First Quarter 2026

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives		Notional Value		Fair Value
	Ownership	3/31/2026		3/31/2026
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
7 Dey Street	100.0	$190,148	$190,148	$289	$289		Cap	3.50%	November 2025	November 2026
100 Church Street	100.0	370,000	370,000	(1,132)	(1,132)		Swap	3.89%	November 2022	June 2027
SLGOP – 450 Park Avenue	100.0	68,678	68,678	(701)	(701)	(2)	Swap	4.47%	August 2024	June 2027
SLGOP – 450 Park Avenue	100.0	4,221	4,221	(59)	(59)	(2)	Swap	4.49%	November 2024	November 2027
500 Park Avenue	100.0	80,000	80,000	(854)	(854)		Swap	4.17%	February 2025	February 2028
10 East 53rd Street	100.0	204,438	204,438	(1,400)	(1,400)		Swap	3.92%	February 2025	May 2028
800 Third Avenue	100.0	177,000	177,000	985	985		Swap	3.33%	February 2026	February 2029

			Subtotal	$(2,872)	$(2,872)
Unsecured Debt
Term Loan C	100.0	$200,000	$200,000	$1,771	$1,771		Swap	2.59%	February 2023	February 2027
Term Loan C	100.0	100,000	100,000	625	625		Swap	2.90%	February 2023	February 2027
Term Loan C	100.0	100,000	100,000	767	767		Swap	2.73%	February 2023	February 2027
Term Loan C	100.0	50,000	50,000	496	496		Swap	2.46%	February 2023	February 2027
Term Loan C & Revolving Credit Facility	100.0	300,000	300,000	2,491	2,491		Swap	2.87%	July 2023	May 2027
Term Loan C	100.0	150,000	150,000	184	184		Swap	3.52%	January 2024	May 2027
Revolving Credit Facility	100.0	125,000	125,000	(11)	(11)		Swap	3.67%	August 2024	December 2026
Revolving Credit Facility	100.0	125,000	125,000	(14)	(14)		Swap	3.67%	August 2024	December 2026
Revolving Credit Facility	100.0	295,779	295,779	(4,110)	(4,110)	(2)	Swap	4.49%	November 2024	November 2027
Junior subordinated deferrable interest debentures	100.0	100,000	100,000	(291)	(291)		Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
SLGOP – 100 Church Street	100.0	$357,500	$357,500	$1,668	$1,668		Swap	2.98%	June 2027	June 2028

			Subtotal	$3,576	$3,576
Unconsolidated JV Interest Rate Derivatives
919 Third Avenue	51.0	$500,000	$255,000	$82	$42		Cap	5.25%	February 2026	April 2027
280 Park Avenue	50.0	537,500	268,750	(6,673)	(3,337)		Swap	4.07%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(3,157)	(1,579)		Swap	4.04%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(3,279)	(1,640)		Swap	4.06%	July 2024	September 2028

			Subtotal	$(13,027)	$(6,514)

Foreign Currency Derivatives
Summit Paris	85.0	$44,384	$37,726	$109	$93	(2)	FX Forward Contracts	N/A	March 2026	April 2026 - June 2027
Summit Paris	85.0	30,492	25,918	(224)	(190)	(2)	FX Forward Contracts	N/A	March 2026	October 2027 - June 2032

			Subtotal	$(115)	$(97)

			Total, SLG Share	$(12,438)	$(5,907)

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.

Supplemental Information	26	First Quarter 2026

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		Scheduled Cash Payment (1)								Lease	Year of Final
Property		2026		2027		2028		2029		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$5,182		$6,909		$6,909		$6,909		$79,938	2043
SL Green Headquarters at One Vanderbilt		2,071	(4)	2,762	(4)	2,971	(4)	3,075	(4)	85,540	2048
800 Seventh Avenue		2,516		3,355		3,355		3,355		50,497	2048
Summit One Vanderbilt		8,653	(4)	11,270	(4)	11,293	(4)	11,293	(4)	433,221	2070
420 Lexington Avenue		8,399		11,199		11,199		11,199		167,739	2080
711 Third Avenue		4,125	(5)	5,500	(5)	5,500	(5)	5,500	(5)	34,207 (5)	2083
Total		$30,946		$40,995		$41,227		$41,331		$851,142

Financing Leases
15 Beekman		$2,460		$3,325		$3,375		$3,426		$108,515	2119	(6)
Total		$2,460		$3,325		$3,375		$3,426		$108,515

	SLG	Scheduled Cash Payment (1)								Lease	Year of Final
Property	Interest (%)	2026		2027		2028		2029		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	66.7	$921		$1,387		$1,387		$925		$4,438	2029

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$1,355		$1,935		$1,935		$1,935		$12,168	2053
650 Fifth Avenue (Floors b-3)	50.0	1,178		1,585		1,605		1,726		32,075	2062

Total		$3,454		$4,907		$4,927		$4,586		$48,681

Financing Leases
One Vanderbilt Avenue Garage	55.0	$124		$167		$168		$170		$2,689	2069
885 Third Avenue	34.1	613		817		817		817		15,910	2119
1560 Broadway Signage	50.0	619		825		825		825		11,647	2073

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$5,523		$7,364		$7,464		$8,101		$105,661	2062
2 Herald Square	95.0	11,295		3,775		—		—		396,941	2077	(6)

Total		$18,174		$12,948		$9,274		$9,913		$532,848

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of March 31, 2026.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 55.0% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

Supplemental Information	27	First Quarter 2026

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

						Weighted Average:
		Floating	Fixed	Total Book Value (1)	Senior Financing	Exposure PSF (2)	Book Value During Quarter	Yield During Quarter (3)	Yield At End Of Quarter (4)

12/31/2025		$127,872	$40,486	$168,358	$713,528	$628	$190,052	4.98%	5.02%

Debt investment originations/fundings/accretion	(5)	8	—	8
Preferred Equity investment originations/accretion	(5)	—	—	—
Joint venture investment originations/accretion/amortization	(5)	—	—	—
Repayment/Sales/Syndications/Equity Ownership/Amortization		(50,283)	—	(50,283)
Reserves/Realized Losses				—
3/31/2026		$77,597	$40,486	$118,083	$430,528	$715	$118,381	6.88%	7.04%

	Debt and Preferred Equity Maturity Profile
	2026	2027	2028	2029	2030 & Thereafter
Floating Rate	$9,268	$68,329	$—	$—	$—
Fixed Rate	—	20,486	—	20,000	—
	$9,268	$88,815	$—	$20,000	$—

(1) Net of unamortized fees, discounts, premiums.
(2) Net of loan loss reserves.
(3) Excludes loan loss reserves and accelerated fee income resulting from early repayment, if any.
(4) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(5) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	28	First Quarter 2026

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

						March 31, 2026			December 31, 2025			Annualized Contractual Cash Rent		Total Tenants
	Ownership				% of Total	Occupancy %			Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Economic (4)	Leased (2)	Occupied (3)	Economic (4)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	100.0	Plaza District	Fee Interest	354,300	1.5	95.5	95.5	93.2	95.5	94.1	91.8	$33,411	$33,411	38
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.4	94.0	93.3	92.9	93.5	93.1	93.1	47,453	47,453	17
110 Greene Street	100.0	Soho	Fee Interest	223,600	0.9	95.6	94.7	94.7	94.7	92.7	91.9	19,923	19,923	53
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.5	99.2	98.0	96.8	99.2	98.0	96.8	47,654	47,654	23
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	0.9	91.9	91.9	91.9	91.9	91.9	91.9	18,444	18,444	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.0	92.6	90.6	90.6	92.8	90.5	90.4	89,651	89,651	178
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.8	90.2	85.0	85.0	90.2	85.0	77.4	15,143	15,143	19
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	3.8	78.2	76.3	71.6	79.7	77.8	73.1	47,316	47,316	36
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	3.9	77.2	77.2	77.2	77.2	77.2	77.2	47,761	47,761	11
711 Third Avenue	100.0 (5)	Grand Central North	Leasehold Interest (5)	524,000	2.2	85.7	73.5	73.5	77.0	70.8	70.8	27,063	27,063	17
800 Third Avenue	100.0	Grand Central North	Fee Interest	526,000	2.2	90.3	86.7	86.2	90.0	84.3	83.8	33,304	33,304	43
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	2.9	87.0	86.4	85.1	89.2	87.2	83.0	43,681	43,681	46
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	0.9	86.5	84.5	81.2	84.5	81.5	74.6	12,200	12,200	16
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.5	92.8	77.0	72.3	89.0	74.5	67.2	62,650	62,650	24
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.3	80.7	73.3	73.3	80.7	75.5	75.1	33,321	33,321	42

Added to Same Store in 2026
500 Park Avenue	100.0	Park Avenue	Fee Interest	201,411	0.9	90.7	90.7	90.7	90.7	90.7	90.7	17,119	17,119	12

Subtotal / Weighted Average				9,480,852	39.6%	88.6%	84.7%	83.3%	87.9%	84.2%	82.1%	$596,094	$596,094	581

"Non Same Store"
65 East 55th Street (Park Avenue Tower)	95.0	Park Avenue	Fee Interest	622,000	2.5	96.6	94.8	94.8	N/A	N/A	N/A	$67,425	$67,425	29

Subtotal / Weighted Average				622,000	2.5%	96.6%	94.8%	94.8%	—%	—%	—%	$67,425	$67,425	29

Total / Weighted Average Consolidated Properties				10,102,852	42.1%	89.1%	85.3%	84.0%	87.9%	84.2%	82.1%	$663,519	$663,519	610

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	55.0	Grand Central	Fee Interest	1,657,198	6.9	100.0	100.0	100.0	100.0	100.0	100.0	$291,204	$160,162	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	9.7	99.9	96.5	87.9	93.0	93.0	87.9	180,954	108,572	9
100 Park Avenue	50.8	Grand Central South	Fee Interest	834,000	3.5	99.4	96.8	73.0	97.1	96.8	67.2	63,019	32,014	38
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	4.7	94.0	93.8	92.9	94.0	93.5	93.1	72,745	37,100	34
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	7.4	97.8	97.7	86.5	97.8	94.8	86.4	186,958	93,666	16
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.1	96.6	94.0	91.8	94.2	90.5	89.7	134,985	67,492	37
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.4	84.6	84.6	84.6	93.9	90.7	90.7	36,828	9,244	26
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.1	99.8	95.5	84.3	99.8	95.5	84.2	101,218	51,621	11
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	7.3	99.7	99.7		99.7	99.7	99.7	137,198	78,067	7

Added to Same Store in 2026
One Madison Avenue	25.5	Park Avenue South	Fee Interest	1,385,484	5.8	98.9	85.5	64.7	93.3	79.9	64.7	139,675	35,617	15

Subtotal / Weighted Average				13,868,633	57.9%	98.3%	95.6%	87.7%	96.5%	93.9%	87.3%	$1,344,784	$673,555	233

Total / Weighted Average Unconsolidated Properties				13,868,633	57.9%	98.3%	95.6%	87.7%	96.5%	93.9%	87.3%	$1,344,784	$673,555	233

Manhattan Operating Properties Grand Total / Weighted Average				23,971,485	100.0%	94.4%	91.2%	86.2%	93.0%	90.0%	85.2%	$2,008,303	$1,337,074	843
Manhattan Operating Properties Same Store Occupancy %				23,349,485	97.5%	94.4%	91.1%	85.9%	93.0%	90.0%	85.2%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Calculated based on the square footage on which revenue is being recognized for GAAP purposes as of the reporting date, which may differ from the square footage on which cash rent is being collected.
(5) The Company also owns 50% of the fee interest.

Supplemental Information	29	First Quarter 2026

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

						March 31, 2026		December 31, 2025		Annualized Contractual Cash Rent			Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	6.4	100.0	100.0	100.0	100.0	$18,558	$18,558		1

Subtotal/Weighted Average				22,648	6.4%	100.0%	100.0%	100.0%	100.0%	$18,558	$18,558		1

"Non Same Store" Retail
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	76.9	82.4	82.4	82.4	82.4	$13,563	$13,564		8
610 Park Avenue	100.0	Plaza District	Fee Interest	17,765	5.1	100.0	100.0	N/A	N/A	1,171	1,170		1
800 Seventh Avenue	100.0	Times Square	Fee Interest	28,000	8.0	100.0	100.0	100.0	100.0	1,100	1,100	(4)	1
1552 Broadway/1560 Broadway Signage	50.0	Times Square	Fee / Leasehold Interest	12,719	3.6	100.0	100.0	100.0	100.0	$4,200	$2,100		1

Subtotal/Weighted Average				328,616	93.6%	85.5%	85.5%	84.7%	84.7%	$20,034	$17,934		11

Total / Weighted Average Retail Properties				351,264	100.0%	86.5%	86.5%	85.7%	85.7%	$38,592	$36,492		12

						March 31, 2026		December 31, 2025		Annualized Contractual Cash Rent			Average Monthly Rent Per Occupied Unit
	Ownership				Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)		($'s)

RESIDENTIAL PROPERTIES

"Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209	99.0	98.6	99.5	98.6	$12,669	$12,669		$5,125
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	100.0	100.0	100.0	100.0	14,155	2,831		N/A
Subtotal/Weighted Average				362,266	693	99.7%	99.6%	99.8%	99.6%	$26,824	$15,500		$5,125

"Non Same Store" Residential
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	98.2	98.2	96.4	92.2	$19,944	$19,944		$5,083
Subtotal/Weighted Average				222,855	333	98.2%	98.2%	96.4%	92.2%	$19,944	$19,944		$5,083

Total / Weighted Average Residential Properties				585,121	1,026	99.2%	99.1%	98.7%	97.2%	$46,768	$35,444		$5,099

						March 31, 2026		December 31, 2025		Annualized Contractual Cash Rent			Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

"Non Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	732,800	100.0	79.6	79.6	79.4	79.0	$16,000	$16,000		86

Subtotal/Weighted Average				732,800	100.0%	79.6%	79.6%	79.4%	79.0%	$16,000	$16,000		86

Total / Weighted Average Suburban Properties				732,800	100.0%	79.6%	79.6%	79.4%	79.0%	$16,000	$16,000		86

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Reflects the contractual rent for 1552 Broadway.
(5) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	30	First Quarter 2026

SELECTED PROPERTY DATA Development / Redevelopment & Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

						March 31, 2026		December 31, 2025		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	130,000	10.4	3.0	3.0	7.4	7.4	$145	$145	$19,474	3
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	1.2	—	—	—	—	—	—	22,210	—
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	4.0	34.5	34.5	34.5	34.5	3,529	3,529	32,560	4
346 Madison Avenue	100.0	Grand Central	Fee Interest	275,138	22.0	41.1	41.1	40.4	40.4	3,956	3,956	168,362	25
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	62.4	3.5	3.5	4.8	4.8	2,851	2,851	365,675	4

Total / Weighted Average Development / Redevelopment Properties				1,249,983	100.0%	12.9%	12.9%	14.1%	14.1%	$10,481	$10,481	$608,281	36

						March 31, 2026		December 31, 2025		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	14.7	34.3	34.3	34.5	34.5	$25,699	$24,414	$105,634	3
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	0.7	100.0	100.0	100.0	100.0	2,761	828	—	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.2	100.0	100.0	100.0	100.0	4,195	2,139	—	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	2.8	100.0	100.0	100.0	100.0	43,839	21,920	(96,535)	1
Worldwide Plaza	25.1	Westside	Fee Interest	2,048,725	81.6	61.9	61.9	61.9	61.9	78,944	19,776	16,382	21

Total / Weighted Average Alternative Strategy Portfolio Properties				2,509,307	100.0%	59.2%	59.2%	59.3%	59.3%	$155,438	$69,077	$25,481	27

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.

Supplemental Information	31	First Quarter 2026

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

						March 31, 2026		December 31, 2025		Annualized Contractual Cash Rent		Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	159,343	10.5	69.5	69.5	69.5	69.5	$9,449	$9,449	7
610 Park Avenue	100.0	Plaza District	Fee Interest	17,765	1.2	100.0	100.0	N/A	N/A	1,170	1,170	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.5	100.0	100.0	100.0	100.0	18,559	18,559	1
800 Seventh Avenue	100.0	Times Square	Fee Interest	28,000	1.9	100.0	100.0	100.0	100.0	1,100	1,100	1

Subtotal / Weighted Average				227,756	15.1%	78.7%	78.7%	76.9%	76.9%	$30,278	$30,278	10

HIGH STREET RETAIL - Unconsolidated Properties
1552 Broadway/1560 Broadway Signage	50.0	Times Square	Fee / Leasehold Interest	12,520	0.8	100.0	100.0	100.0	100.0	$4,200	$2,100	1

Subtotal / Weighted Average				12,520	0.8%	100.0%	100.0%	100.0%	100.0%	$4,200	$2,100	1

Total / Weighted Average High Street Retail				240,276	15.9%	79.8%	79.8%	78.2%	78.2%	$34,478	$32,378	11

OTHER RETAIL - Consolidated Properties
10 East 53rd Street	100.0	Plaza District	Fee Interest	38,657	2.6	100.0	100.0	100.0	100.0	$4,210	$4,210	3
65 East 55th Street (Park Avenue Tower)	95.0	Park Avenue	Fee Interest	12,705	0.8	100.0	100.0	N/A	N/A	870	870	1
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.0	95.9	95.9	100.0	100.0	4,178	4,178	9
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.1	100.0	100.0	100.0	100.0	4,752	4,752	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.1	100.0	80.6	100.0	80.6	2,193	2,193	6
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.1	100.0	100.0	100.0	100.0	3,529	3,529	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	1.7	100.0	100.0	100.0	100.0	4,021	4,021	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	3.6	100.0	100.0	100.0	100.0	5,439	5,439	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.1	100.0	100.0	100.0	100.0	1,104	1,104	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	2.8	68.5	68.5	68.5	68.5	4,455	4,455	7
500 Park Avenue	100.0	Park Avenue	Fee Interest	11,976	0.8	100.0	100.0	100.0	100.0	1,264	1,264	3
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	3.5	100.0	100.0	100.0	100.0	3,167	3,167	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	1.7	83.5	83.5	83.5	83.5	2,368	2,368	2
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.6	42.3	42.3	42.3	42.3	1,599	1,599	3
800 Third Avenue	100.0	Grand Central North	Fee Interest	9,900	0.7	100.0	100.0	100.0	100.0	987	987	2
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.2	98.6	98.6	98.6	98.6	4,419	4,419	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.6	100.0	100.0	100.0	100.0	557	557	2
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	54,273	3.6	96.1	96.1	96.1	96.1	2,980	2,980	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.2	100.0	100.0	100.0	100.0	2,862	2,862	6

Subtotal / Weighted Average				539,879	35.8%	93.2%	92.1%	93.5%	92.4%	$54,954	$54,954	74

OTHER RETAIL - Unconsolidated Properties
One Madison Avenue	25.5	Park Avenue South	Fee Interest	109,893	7.2	87.7	87.7	100.0	100.0	$4,960	$1,265	7
One Vanderbilt Avenue	55.0	Grand Central	Fee Interest	34,885	2.3	100.0	100.0	100.0	100.0	5,951	3,274	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	37,325	2.5	100.0	100.0	100.0	100.0	3,902	2,341	3
100 Park Avenue	50.8	Grand Central South	Fee Interest	38,556	2.4	100.0	100.0	100.0	100.0	3,459	1,757	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.3	81.0	81.0	81.0	81.0	1,961	1,000	4
245 Park Avenue	50.1	Park Avenue	Fee Interest	31,014	2.1	93.5	93.5	93.5	57.0	2,470	1,236	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	1.9	100.0	100.0	100.0	100.0	1,679	839	3
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.4	100.0	100.0	100.0	100.0	1,845	463	1
919 Third Avenue	51.0	Grand Central North	Fee Interest	29,441	2.0	100.0	100.0	100.0	100.0	3,795	1,935	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	12.1	99.8	99.8	99.8	99.8	27,275	15,521	7

Subtotal / Weighted Average				531,527	35.2%	95.8%	95.8%	98.3%	96.2%	$57,297	$29,631	46

Total / Weighted Average Other Retail				1,071,406	71.0%	94.5%	93.9%	95.9%	94.3%	$112,251	$84,585	120

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Redevelopment properties.

Supplemental Information	32	First Quarter 2026

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

							March 31, 2026		December 31, 2025		Annualized Contractual Cash Rent		Total Tenants
	Ownership					% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square	95.0	Herald Square	Leasehold Interest	94,531		6.3	39.7	39.7	40.6	40.6	$14,595	$13,866	2
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150		1.1	100.0	100.0	100.0	100.0	2,761	828	1
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.3	100.0	100.0	100.0	100.0	4,195	2,139	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		4.6	100.0	100.0	100.0	100.0	43,839	21,920	1
Worldwide Plaza	25.1	Westside	Fee Interest	10,592	(4)	0.7	84.9	84.9	84.9	84.9	1,275	319	7

Subtotal / Weighted Average				196,705		13.0%	70.2%	70.2%	70.6%	70.6%	$66,665	$39,072	12

Total / Weighted Average Alternative Strategy Portfolio				196,705		13.0%	70.2%	70.2%	70.6%	70.6%	$66,665	$39,072	12

Retail Grand Total / Weighted Average				1,508,387		100.0%	89.0%	88.6%	89.9%	88.7%	$213,394	$156,035	143

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	33	First Quarter 2026

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT (1) Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (2)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (3)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (4)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,604,544	$109,914	$62,541	4.1%	$68.50
	555 West 57th Street	100.0	Apr 2027	186,882	11,023	11,023	0.7%	58.99
	1515 Broadway	56.9	Mar 2028	9,106	2,274	1,294	0.1%	249.76
				1,800,532	$123,211	$74,858	4.9%	$68.43

UBS Americas, Inc.	11 Madison Avenue	60.0	May 2037	1,184,489	$81,081	$48,649	3.2%	$68.45		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$57,165	$34,299	2.2%	$98.77		A+
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2040	926,156	$64,124	$32,703	2.1%	$69.24

McDermott Will & Schulte LLP	One Vanderbilt Avenue	55.0	Dec 2042	169,586	$31,544	$17,349	1.1%	$186.01
	919 Third Avenue	51.0	Jun 2036	283,894	20,984	10,702	0.7%	73.91
	420 Lexington Avenue	100.0	Oct 2026	10,043	642	642	—	63.93
				463,523	$53,170	$28,693	1.8%	$114.71

Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,225	$25,163	1.6%	$96.43		A
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$22,955	$22,955	1.5%	$45.01		Aa2

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$22,098	$22,098	1.4%	$64.07
	420 Lexington Avenue	100.0	Jan 2027	7,537	454	454	—	60.20
				352,410	$22,552	$22,552	1.4%	$63.99	(5)	A1

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$43,839	$21,920	1.4%	$633.39		A+

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$14,225	$14,226	1.0%	$81.73
	11 Madison Avenue	60.0	Sep 2030	104,618	11,370	6,822	0.5%	$108.68
				278,687	$25,595	$21,048	1.5%	$92.60

TD Bank US Holding Company	One Vanderbilt Avenue	55.0	Jul 2041	193,159	$26,247	$14,436	0.9%	$135.88	(5)
	One Vanderbilt Avenue	55.0	Aug 2041	6,843	3,252	1,789	0.1%	475.20
	125 Park Avenue	100.0	Oct 2030	26,536	1,962	1,962	0.1%	73.94
	125 Park Avenue	100.0	Mar 2034	25,171	1,655	1,655	0.1%	65.77
				251,709	$33,116	$19,842	1.2%	$131.56		A+

Ares Management LLC	245 Park Avenue	50.1	Jun 2043	289,249	$35,578	$17,825	1.2%	$123.00
	245 Park Avenue	50.1	Dec 2028	36,316	3,741	1,874	0.1%	$103.00
				325,565	$39,319	$19,699	1.3%	$120.77		A-

Franklin Templeton Companies LLC	One Madison Avenue	25.5	May 2040	354,976	$48,970	$12,487	0.8%	$137.95
	280 Park Avenue	50.0	Nov 2031	128,993	14,138	7,069	0.5%	$109.60
				483,969	$63,108	$19,556	1.3%	$130.40		A

Carlyle Investment Management LLC	One Vanderbilt Avenue	55.0	Sep 2036	194,702	$34,794	$19,137	1.3%	$178.70	(5)	A-
Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,558	$18,558	1.2%	$819.43

PJT Partners Holdings LP	280 Park Avenue	50.0	Jun 2041	281,388	$33,099	$16,549	1.1%	$117.63
Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$16,182	$16,182	1.1%	$96.80		AA-

The Toronto Dominion Bank	One Vanderbilt Avenue	55.0	Apr 2042	142,892	$21,366	$11,751	0.8%	$149.53	(5)
	125 Park Avenue	100.0	Apr 2042	52,450	3,877	3,877	0.3%	$73.91
				195,342	$25,243	$15,628	1.1%	$129.22		A+

BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$13,502	$13,502	0.9%	$59.60		A
Stone Ridge Holdings	One Vanderbilt Avenue	55.0	Dec 2037	97,652	$23,343	$12,839	0.8%	$239.05

Total				8,931,340	844,181	504,332	33.0%

(1) Based on commenced leases.
(2) Expiration of current lease term and does not reflect extension options.
(3) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Alternative Strategy Portfolio properties.
(4) Corporate or bond rating from S&P, Fitch or Moody's.
(5) Tenant pays rent on a net basis. Rent PSF reflects gross rent equivalent.

Supplemental Information	34	First Quarter 2026

TENANT DIVERSIFICATION - MANHATTAN COMMERCIAL Unaudited

Supplemental Information	35	First Quarter 2026

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 12/31/25			2,402,166

Add: Acquired Vacancies	65 East 55th Street (Park Avenue Tower)		32,474

Space which became available during the Quarter (3):
Office
	110 Greene Street	1	1,471	1,470	$90.50
	220 East 42nd Street	1	2,020	2,727	67.25
	245 Park Avenue	1	38,011	36,883	156.58
	280 Park Avenue	1	8,599	9,298	113.59
	420 Lexington Avenue	14	28,667	34,209	68.35
	450 Park Avenue	1	31,164	31,164	128.52
	485 Lexington Avenue	1	13,827	14,206	74.40
	711 Third Avenue	1	4,975	5,443	78.88
	800 Third Avenue	1	3,728	3,915	64.50
	810 Seventh Avenue	4	29,628	30,625	68.30
	1185 Avenue of the Americas	1	10,456	9,400	103.56
	1350 Avenue of the Americas	1	12,403	13,065	78.77
	Total/Weighted Average	28	184,949	192,405	$100.44

Retail
	One Madison Avenue	1	14,826	13,535	$82.14
	100 Church Street	1	2,500	2,570	125.77
	800 Third Avenue	1	3,100	2,800	150.29
	1185 Avenue of the Americas	1	7,000	7,141	113.04
	Total/Weighted Average	4	27,426	26,046	$102.24

	Total Space which became available during the Quarter
	Office	28	184,949	192,405	$100.44
	Retail	4	27,426	26,046	$102.24
	Storage	—	—	—	$—
		32	212,375	218,451	$100.65

	Total Available Space		2,647,015

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	36	First Quarter 2026

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,647,015

Office
	One Madison Avenue	1	10.9	92,663	92,663	$108.00	$—	$150.00	15.0
	10 East 53rd Street	1	7.5	4,940	5,407	87.50	90.12	74.00	3.4
	11 Madison Avenue	1	11.6	80,802	82,390	105.50	102.93	145.00	17.0
	100 Church Street	1	10.8	4,718	5,147	44.00	—	20.43	10.0
	110 Greene Street	3	2.6	5,940	5,940	90.63	93.89	5.74	1.6
	220 East 42nd Street	1	11.9	5,112	6,417	60.00	—	157.60	11.0
	245 Park Avenue	2	14.0	77,160	76,061	158.49	151.68	172.51	18.5
	280 Park Avenue	6	9.2	50,650	53,034	123.77	104.61	54.25	7.6
	420 Lexington Avenue	17	5.1	29,603	40,443	66.76	65.65	63.77	4.0
	450 Park Avenue	1	10.9	10,790	10,820	152.00	—	195.00	11.0
	711 Third Avenue	1	3.0	19,166	20,862	66.00	65.75	—	9.0
	800 Third Avenue	3	9.7	16,493	17,527	63.32	78.94	125.03	8.9
	810 Seventh Avenue	4	9.8	23,991	24,482	65.93	65.51	89.87	5.4
	885 Third Avenue	1	5.0	6,487	6,957	86.59	—	99.94	5.0
	1185 Avenue of the Americas	3	15.1	37,330	40,492	61.18	—	138.90	7.2
	Total/Weighted Average	46	10.5	465,845	488,642	$103.28	$101.67	$120.32	11.9

Retail
	245 Park Avenue	2	19.9	10,882	11,317	$115.30	$—	$579.66	15.1
	800 Third Avenue	1	5.0	3,100	2,800	142.86	150.29	—	—
	1185 Avenue of the Americas	1	1.0	7,000	7,141	50.41	113.04	—	—
	Total/Weighted Average	4	11.6	20,982	21,258	$97.13	$123.53	$308.59	8.1

Storage
	420 Lexington Avenue	1	12.5	392	466	$30.00	$—	$—	3.0
	800 Third Avenue	1	2.8	200	261	35.00	—	—	—
	Total/Weighted Average	2	9.0	592	727	$31.80	$—	$—	1.9

Leased Space
	Office (4)	46	10.5	465,845	488,642	$103.28	$101.67	$120.32	11.9
	Retail	4	11.6	20,982	21,258	$97.13	$123.53	$308.59	8.1
	Storage	2	9.0	592	727	$31.80	$—	$—	1.9
	Total	52	10.6	487,419	510,627	$102.92	$102.66	$127.99	11.8

Total Available Space as of 3/31/26				2,159,596
Early Renewals
Office
	420 Lexington Avenue	2	5.2	6,563	10,720	$69.19	$71.05	$33.58	1.9
	450 Park Avenue	1	5.4	21,447	21,640	152.00	118.48	30.00	5.0
	711 Third Avenue	1	9.9	14,600	19,025	68.96	68.96	50.00	—
	Total/Weighted Average	4	7.0	42,610	51,385	$103.98	$90.25	$38.15	2.5

Retail
	304 Park Avenue South	1	15.0	9,848	9,848	$73.61	$68.01	$—	3
	Total/Weighted Average	1	15.0	9,848	9,848	$73.61	$68.01	$—	3.0

Renewals
	Early Renewals Office	4	7.0	42,610	51,385	$103.98	$90.25	$38.15	2.5
	Early Renewals Retail	1	15.0	9,848	9,848	$73.61	$68.01	$—	3
	Total	5	8.3	52,458	61,233	$99.09	$86.68	$32.02	2.6

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $104.92/rsf for 211,307 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $104.74/rsf for 262,692 rentable SF.

Supplemental Information	37	First Quarter 2026

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
Wholly-Owned and Consolidated JV Properties
1st Quarter 2026 (3)	9	40,546	40,546	0.4%	$3,262,855	$3,262,855	$80.47
2nd Quarter 2026	19	125,016	125,016	1.4%	9,712,483	9,712,483	77.69
3rd Quarter 2026	17	145,279	145,279	1.6%	6,438,396	6,438,396	44.32
4th Quarter 2026	26	370,347	370,347	4.1%	26,634,001	26,634,001	71.92

Total 2026	71	681,188	681,188	7.5%	$46,047,735	$46,047,735	$67.60

2027	83	898,352	898,352	9.9%	$68,007,362	$68,007,362	$75.70
2028	77	704,237	704,237	7.8%	54,986,806	54,986,806	78.08
2029	77	652,829	652,829	7.2%	49,577,708	49,577,708	75.94
2030	67	1,039,896	1,039,896	11.5%	77,349,324	77,349,324	74.38
2031	49	409,456	409,456	4.5%	34,937,199	34,937,199	85.33
2032	33	832,969	832,969	9.2%	55,447,611	55,447,611	66.57
2033	34	515,479	515,479	5.7%	45,129,206	45,129,206	87.55
2034	39	1,418,867	1,418,867	15.7%	90,519,611	90,519,611	63.80
2035	20	524,041	524,041	6.0%	44,851,241	44,851,241	85.59
Thereafter	79	1,353,185	1,353,185	15.0%	96,665,443	96,665,442	71.44
Grand Total	629	9,030,499	9,030,499	100.0%	$663,519,246	$663,519,245	$73.48

Unconsolidated JV Properties
1st Quarter 2026 (3)	2	36,811	18,476	0.3%	$2,732,052	$1,369,326	$74.22
2nd Quarter 2026	3	19,709	9,898	0.1%	1,864,022	935,413	94.58
3rd Quarter 2026	3	21,351	11,077	0.2%	3,258,057	1,728,395	152.60
4th Quarter 2026	7	71,121	35,836	0.5%	6,944,216	3,495,094	97.64

Total 2026	15	148,992	75,287	1.1%	$14,798,347	$7,528,228	$99.32

2027	19	228,802	105,564	1.7%	$32,268,708	$15,525,627	$141.03
2028	24	265,713	131,808	2.0%	36,377,019	18,368,649	136.90
2029	13	126,372	61,122	0.9%	14,956,247	6,954,891	118.35
2030	15	262,781	139,499	2.0%	35,344,982	18,903,138	134.50
2031	24	2,708,326	1,517,750	20.2%	213,173,907	118,931,173	78.71
2032	14	1,012,994	509,831	7.5%	93,263,152	46,763,453	92.07
2033	11	267,630	137,287	2.0%	29,049,160	15,129,267	108.54
2034	7	410,560	201,596	3.0%	41,691,627	20,548,083	101.55
2035	7	370,189	162,145	2.8%	39,596,597	15,699,203	106.96
Thereafter	92	7,634,438	3,781,308	56.8%	794,264,197	389,202,830	104.04
Grand Total	241	13,436,797	6,823,197	100.0%	$1,344,783,943	$673,554,542	$100.08

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to March 31, 2026.

Supplemental Information	38	First Quarter 2026

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2026 (3)	—	—	—	—%	$—	$—	$—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	2	2,238	2,238	1.2%	558,108	558,108	249.38
2030	1	2,418	2,418	1.3%	594,141	594,141	245.72
2031	—	—	—	—%	—	—	—
2032	1	1,445	1,445	0.8%	258,757	258,757	179.07
2033	1	2,900	2,900	1.7%	424,456	424,456	146.36
2034	—	—	—	—%	—	—	—
2035	—	—	—	—%	—	—	—
Thereafter	5	170,792	170,792	95.0%	28,442,078	28,442,078	166.53
	10	179,793	179,793	100.0%	$30,277,540	$30,277,540	$168.40
Vacancy (4)		48,529
Grand Total		228,322

Other Retail
2026 (3)	2	2,681	2,681	0.5%	$94,058	$94,058	$35.08
2027	3	21,199	21,199	4.2%	3,766,323	3,766,323	177.67
2028	5	16,034	16,034	3.2%	3,140,558	3,140,558	195.87
2029	4	27,702	27,702	5.5%	2,616,429	2,616,429	94.45
2030	3	35,231	35,231	7.0%	5,210,533	5,210,533	147.90
2031	7	19,252	19,252	3.8%	3,060,618	3,060,618	158.98
2032	7	23,127	23,127	4.6%	3,515,933	3,515,933	152.03
2033	7	98,105	98,105	19.6%	9,453,130	9,453,130	96.36
2034	11	61,926	61,926	12.3%	4,536,387	4,536,387	73.25
2035	2	8,832	8,832	1.8%	1,024,535	1,024,535	116.00
Thereafter	23	187,696	187,696	37.5%	18,535,135	18,535,135	98.75
	74	501,785	501,785	100.0%	$54,953,639	$54,953,639	$109.52
Vacancy (4)		42,441
Grand Total		544,226

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to March 31, 2026.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	39	First Quarter 2026

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2026 (3)	—	—	—	—%	$—	$—	$—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	—	—	—	—%	—	—	—
2034	—	—	—	—%	—	—	—
2035	1	12,520	6,260	100.0%	4,200,000	2,100,000	335.46
Thereafter	—	—	—	—%	—	—	—
	1	12,520	6,260	100.0%	$4,200,000	$2,100,000	$335.46
Vacancy (4)		—
Grand Total		12,520

Other Retail
2026 (3)	—	—	—	—%	$—	$—	$—
2027	3	19,225	10,237	3.8%	11,859,294	6,692,932	616.87
2028	4	29,892	16,169	5.9%	6,891,357	3,839,403	230.54
2029	2	28,316	14,785	5.6%	4,175,735	1,861,661	147.47
2030	2	11,970	6,811	2.4%	7,297,361	4,152,199	609.64
2031	5	47,335	24,141	9.3%	4,282,918	2,243,443	90.48
2032	2	18,864	9,499	3.7%	1,360,854	686,709	72.14
2033	2	4,721	2,412	0.9%	590,005	301,218	124.97
2034	—	—	—	—%	—	—	—
2035	3	8,147	3,131	1.6%	789,408	285,964	96.90
Thereafter	23	337,847	159,464	66.8%	20,050,324	9,568,230	59.35
	46	506,317	246,649	100.0%	$57,297,256	$29,631,759	$113.16
Vacancy (4)		26,276
Grand Total		532,593

Alternative Strategy Portfolio
2026 (3)	3	17,645	6,326	13.3%	$7,064,172	$2,994,812	$400.35
2027	2	3,186	798	2.4%	548,087	137,295	172.03
2028	1	1,819	456	1.4%	221,150	55,398	121.58
2029	1	595	149	0.4%	112,357	28,145	188.83
2030	—	—	—	—%	—	—	—
2031	1	1,830	458	1.4%	197,188	49,395	107.75
2032	1	21,706	20,621	16.3%	7,537,545	7,160,667	347.26
2033	1	69,214	34,607	52.0%	43,839,396	21,919,698	633.39
2034	1	16,343	15,526	12.3%	7,057,884	6,704,990	431.86
2035	—	—	—	—%	—	—	—
Thereafter	1	647	162	0.5%	87,480	21,914	135.21
	12	132,985	79,103	100.0%	$66,665,259	$39,072,314	$501.30
Vacancy (4)		57,455
Grand Total		190,440

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to March 31, 2026.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	40	First Quarter 2026

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2026
2001 - 2025 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	93.8
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	85.0
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	3.5
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	76.3
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	N/A
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	76.3
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	86.7
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	85.3
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	93.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	98.0
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	94.0
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	95.5
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	91.9
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	94.7
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.5
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	61.9
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	34.3
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	94.7
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	84.5
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	84.6
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	97.7
Dec-24	10 East 53rd Street	Plaza District	45.0	Fee Interest	354,300	236,000	97.6	95.5
Jan-25	500 Park Avenue	Park Avenue	100.0	Fee Interest	201,411	130,000	94.5	90.7
Apr-25	100 Park Avenue	Grand Central South	49.9	Fee Interest	834,000	360,000	93.1	96.8
Oct-25	800 Third Avenue	Grand Central North	39.5	Fee Interest	526,000	205,000	83.8	86.7
					43,994,627	$27,189,062

Supplemental Information	41	First Quarter 2026

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

2026 Acquisitions
Jan-26	65 East 55th Street (Park Avenue Tower)	Park Avenue	95.0	Fee Interest	622,000	730,000	94.8	94.8
					622,000	$730,000

Supplemental Information	42	First Quarter 2026

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2026 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
Nov-24	One Vanderbilt Avenue	Grand Central	11.0	Fee Interest	1,657,198	4,700,000	2,836
Sep-25	One Vanderbilt Avenue	Grand Central	5.0	Fee Interest	1,657,198	4,700,000	2,836
Dec-25	100 Park Avenue	Grand Central South	49.0	Fee Interest	834,000	425,000	1
					33,843,554	$31,138,825	$2,836

Supplemental Information	43	First Quarter 2026

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2026
2005 - 2025 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	N/A
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	N/A
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	N/A
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	0.0
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	N/A
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,096,714	22.5	N/A
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0	Leasehold Interest	369,000	120,000	43.9	34.3
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	0.0	N/A
Oct-25	346 Madison Avenue	Development	Grand Central	100.0	Fee Interest	275,138	160,000	40.4	41.1
						16,091,062	$9,635,514
2026 Acquisitions
Mar-26	610 Park Avenue	Retail	Plaza District	100.0	Fee Interest	17,765	$18,500	100.0	100.0
						17,765	$18,500

Supplemental Information	44	First Quarter 2026

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2025 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,575	3,105
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9	Fee Interest	119,550	963,000	8,055
May-24	625 Madison Avenue	Redevelopment	Plaza District	90.4	Fee Interest	563,000	634,600	1,127
Jun-24	719 Seventh Avenue	Retail	Times Square	100.0	Fee Interest	10,040	30,500	3,038
Oct-24	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,165,586	1,033
Apr-25	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	46,800	3,615
						13,972,167	$12,761,784	$913
2026 Dispositions
Feb-26	690 Madison Avenue	Retail	Plaza District	90.0	Fee Interest	7,848	$54,500	$6,944
						7,848	$54,500	$6,944

Supplemental Information	45	First Quarter 2026

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2026
2007 - 2026 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	68.1
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plaza	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2026 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
Jul-24	Palisades Premier Conference Center	Orangetown, New York	100.0	Fee Interest	450,000	26,249		58
					7,883,341	$1,812,383		$230

Supplemental Information	46	First Quarter 2026

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second generation tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Supplemental Information	47	First Quarter 2026

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds From Operations (FFO) Reconciliation

	Three Months Ended
	March 31,
	2026	2025

Net loss attributable to SL Green common stockholders	$(84,391)	$(21,075)
Add:
Depreciation and amortization	69,751	64,498
Joint venture depreciation and noncontrolling interest adjustments	62,596	53,361
Net income (loss) attributable to noncontrolling interests	1,056	(6,362)
Less:
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	(814)	—
Purchase price and other fair value adjustments	2,224	(6,544)
Gain (loss) on sale of real estate, net	16,636	(482)
Depreciable real estate reserves	(35,160)	(8,546)
Depreciable real estate reserves in unconsolidated joint venture	—	(1,780)
Depreciation on non-rental real estate assets	1,503	1,263
FFO attributable to SL Green common stockholders and unit holders	$64,623	$106,511

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025

Net (Loss) income	$(77,398)	$(103,720)	$35,161	$(6,817)	$(21,545)
Depreciable real estate reserves	35,160	23,546	—	—	8,546
Depreciable real estate reserves in unconsolidated joint venture	—	12,812	—	—	1,780
(Gain) loss on sale of real estate, net	(16,636)	426	1,068	167	482
Purchase price and other fair value adjustments	(4,183)	28,143	(11,138)	9,617	9,611
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	814	(1,142)	(86,872)	1,946	—
Gain on sale of marketable securities	—	—	—	(10,232)	—
Depreciation and amortization	69,751	67,839	63,216	60,160	64,498
Income taxes	(1,045)	2,305	137	1,296	653
SUMMIT Operator tax expense	585	478	1,279	1,547	(45)
Amortization of deferred financing costs	2,802	1,901	1,724	1,742	1,687
Interest expense, net of interest income	50,909	49,422	47,235	45,318	45,681
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	141,731	139,218	200,085	151,642	117,164
EBITDAre	$202,490	$221,228	$251,895	$256,386	$228,512

Supplemental Information	48	First Quarter 2026

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended
Operating income and Same-store NOI Reconciliation	March 31,
	2026	2025

Net loss	$(77,398)	$(21,545)

Depreciable real estate reserves	35,160	8,546
Depreciable real estate reserves in unconsolidated joint venture	—	1,780
(Gain) loss on sale of real estate, net	(16,636)	482
Purchase price and other fair value adjustments	(4,183)	9,611
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	814	—
Gain on sale of marketable securities	—	—
Depreciation and amortization	69,751	64,498
SUMMIT Operator tax expense (benefit)	585	(45)
Amortization of deferred financing costs	2,802	1,687
Interest expense, net of interest income	50,909	45,681
Interest expense on senior obligations of consolidated securitization vehicles	14,649	13,972
Operating Income	76,453	124,667

Equity in net loss (income) from unconsolidated joint ventures	20,780	(2,950)
Income from debt fund investments, net	(2,478)	—
Marketing, general and administrative expense	22,786	21,724
Transaction related costs	284	295
Loan loss and other investment reserves, net of recoveries	—	(25,039)
SUMMIT Operator expenses	24,942	21,764
Gain on early extinguishment of debt	—	—
Investment income	(2,346)	(16,114)
Interest income from real estate loans held by consolidated securitization vehicles	(14,649)	(15,981)
SUMMIT Operator revenue	(24,142)	(22,534)
Non-building revenue	(17,879)	(10,486)
Net operating income (NOI)	83,751	75,346

Equity in net (loss) income from unconsolidated joint ventures	(20,780)	2,950
SLG share of unconsolidated JV depreciation and amortization	67,639	63,075
SLG share of unconsolidated JV amortization of deferred financing costs	4,456	3,191
SLG share of unconsolidated JV interest expense, net of interest income	70,132	62,965
SLG share of unconsolidated JV transaction related costs	—	—
SLG share of unconsolidated JV gain on early extinguishment of debt	4,796	—
SLG share of unconsolidated JV investment income	(424)	(4,918)
SLG share of unconsolidated JV loan loss and other investment reserves, net of recoveries	—	—
SLG share of unconsolidated JV non-building revenue	(398)	(1,291)
NOI including SLG share of unconsolidated JVs	209,172	201,318

NOI from other properties/affiliates	(34,623)	(34,606)
Same-Store NOI	174,549	166,712

Straight-line and free rent	(3,440)	1,293
Amortization of acquired above and below-market leases, net	1,147	912
Operating lease straight-line adjustment	204	204
SLG share of unconsolidated JV straight-line and free rent	(9,502)	(10,269)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(6,460)	(6,040)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	—
Same-store cash NOI	$156,498	$152,812

Lease termination income	356	(4,393)
SLG share of unconsolidated JV lease termination income	(4,626)	—
Same-store cash NOI excluding lease termination income	$152,228	$148,419

Supplemental Information	49	First Quarter 2026

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Jana Galan	(646) 855-5042	jana.galan@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Seth Bergey	(212) 816-2066	seth.bergey@citi.com
Deutsche Bank	Peter Abramowitz	(212) 250-9504	peter.abramowitz@db.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Jefferies	Joe Dickstein	(212) 778-8771	jdickstein1@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	50	First Quarter 2026

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Harrison Sitomer	Neil H. Kessner
President and Chief Investment Officer	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	Maggie Hui
Chief Accounting Officer
Andrew S. Levine
Chief Legal Officer - General Counsel, EVP	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Executive Vice President, Retail and Opportunistic
Investment

Supplemental Information	51	First Quarter 2026